UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

ASA Gold and Precious Metals Limited

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ASA GOLD AND PRECIOUS METALS LIMITED
400 South El Camino Real, Suite 710
San Mateo, California 94402

January 27, 2017

Dear Shareholder,

You are cordially invited to attend the Annual General Meeting of Shareholders of ASA Gold and Precious Metals Limited (the “Company”) to be held on March 16, 2017 (the “Meeting”). At the Meeting, you will be asked to consider: (1) the election of the Company’s Board of Directors and (2) the ratification and approval of the appointment of Tait, Weller & Baker LLP as the Company’s independent auditors for the fiscal year ending November 30, 2017, and the authorization of the Audit and Ethics Committee of the Board of Directors to set the independent auditors’ remuneration. The Board of Directors has considered both of these proposals and unanimously recommends that you vote FOR each proposal.

During the Meeting, management will make available the Company’s audited financial statements for the fiscal year ended November 30, 2016. Further details of the business to be transacted at the Meeting can be found in the accompanying Notice of Annual General Meeting of Shareholders and Proxy Statement. Your vote is important. The Company invites you to attend the Meeting in person. Whether or not you are able to attend, it is important that your shares be represented at the Meeting. Accordingly, the Company asks that you please sign, date, and return the enclosed proxy card at your earliest convenience. As an alternative to using the proxy card to vote, you may submit your proxy by telephone or via the Internet. Please follow the instructions on the enclosed proxy card.

On behalf of the Board of Directors and management of the Company, I extend our appreciation for your continued support.

Sincerely yours,

Robert Pilkington
Chairman of the Board

Please give all of this information your careful attention. It is important that your shares be represented at the Meeting. Whether or not you plan to attend the Meeting in person, you are requested to promptly complete, sign, and return the enclosed proxy card as soon as possible. You may also vote your shares via the Internet or by telephone as discussed in the Proxy Statement. Returning a signed proxy card or authorizing a proxy by telephone or via the Internet to vote your shares will not prevent you from voting your shares in person if you subsequently choose to attend the Meeting, but your presence (without further action) at the Meeting will not in itself constitute a revocation of a previously delivered proxy.

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS
FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS

While the Company strongly encourages you to read the full text of the enclosed Proxy Statement, the Company is providing the following brief overview of the proposals in the accompanying Proxy Statement in “question and answer” format, to help you better understand and vote on these proposals. Your vote is important. Please vote.

Question: Why are you sending me this information?

Answer: You are receiving these materials because as of the close of business on January 20, 2017 you owned shares of ASA Gold and Precious Metals Limited and, as a result, have the right to vote on proposals relating to the Company at the Annual General Meeting of Shareholders to be held on March 16, 2017.

Question: What proposals will be acted upon at the Meeting?

Answer: At the Meeting, you will be asked: (i) to elect the Company’s Board of Directors (the “Board”), and (ii) to ratify and approve the appointment of Tait, Weller & Baker LLP, an independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending November 30, 2017, and to authorize the Audit and Ethics Committee of the Board to set the independent auditors’ remuneration.

Question: How does the Board recommend that I vote?

Answer: After careful consideration, the Board recommends that you vote FOR each proposal.

Question: How do I vote my shares?

Answer: Please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return the card by mail in the postage-paid envelope provided. As an alternative to voting the proxy card by mail, you may vote by telephone, via the Internet or in person at the Meeting. To vote by telephone, please call the toll-free number listed on the proxy card. To vote via the Internet, please access the website listed on the proxy card. Please note that to vote by telephone or via the Internet, you will need the unique “control” number that appears on the enclosed proxy card.

If you hold your shares in “street name” through a broker, bank or other nominee, you should contact your nominee with your instructions for attendance or voting at the Meeting. If you hold your shares in “street name” and you wish to vote in person at the Meeting, you must request your nominee to provide you with a legal proxy in order to vote your shares at the Meeting. If you will attend the Meeting and vote in person, please let us know by calling 1-800-432-3378. Regardless of whether you plan to vote at the Meeting, you may be required to provide valid photographic identification, such as your driver’s license or passport. If you hold your shares in “street name” you may have to show identification, such as your driver’s license or passport, and satisfactory proof of ownership of shares in the Company, such as your voting instruction form (or a copy thereof) or a letter from your broker, bank or other nominee, or other nominee statement indicating ownership as of the close of business on January 20, 2017.

Question: When should I return my proxy?

Answer: The Company would like to receive your completed, signed, and dated proxy as soon as possible. You may submit your proxy by mail, telephone or via the Internet. Because your vote is important to us, you may receive a call from the Company or AST Fund Solutions, LLC (“AST”), the Company’s proxy solicitor, reminding you to vote.

Question: What if I have other questions?

Answer: If you have any questions about any proposal or need assistance voting your shares, please call AST, the Company’s proxy solicitor, toll-free at 1-800-284-7175.

ASA GOLD AND PRECIOUS METALS LIMITED
400 South El Camino Real, Suite 710
San Mateo, California 94402

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

March 16, 2017

NOTICE IS HEREBY GIVEN that the Annual General Meeting of Shareholders (the “Meeting”) of ASA Gold and Precious Metals Limited (the “Company”) will be held on March 16, 2017, at 10:00 a.m., Eastern Time, at the offices of K&L Gates LLP, 599 Lexington Avenue, 32nd Floor, New York, NY 10022, for the purpose of considering and acting upon the following business:

1.	To elect the Company’s Board of Directors;

2.

To ratify and approve the appointment of Tait, Weller & Baker LLP, an independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending November 30, 2017, and to authorize the Audit and Ethics Committee of the Board of Directors to set the independent auditors’ remuneration; and

3.	Such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The Board of Directors unanimously recommends that shareholders vote FOR each proposal.

During the Meeting, management will make available the Company’s audited financial statements for the fiscal year ended November 30, 2016.

The Board of Directors has fixed the close of business on January 20, 2017, as the record date for the determination of the shareholders of the Company entitled to receive notice of, and to vote at, the Meeting and any adjournment or postponement thereof.

By order of the Board of Directors,

James Nash Secretary

January 27, 2017

YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN

Whether or not you plan to attend the Meeting in person, please vote your shares. In order that your shares may be represented at the Meeting, please vote your proxy as soon as possible either by mail, telephone, or via the Internet as indicated on the enclosed proxy card. If voting by mail, you are requested to:

•	Indicate your instructions on the proxy card;

•	Date and sign the proxy card;

•	Mail the proxy card promptly in the enclosed envelope which requires no postage if mailed within the continental United States; and

•

Allow sufficient time for the proxy card to be received by 10:00 a.m. Eastern Time, on March 16, 2017. (However, proxies received after this date may still be voted in the event of an adjournment or postponement to a later date, or in person during the Meeting.)

If you sign, date, and return the proxy card but give no voting instructions for any proposal(s), the proxies will vote FOR such proposal(s). In order to avoid the additional expense of further solicitation, the Company asks that you mail your proxy card promptly.

As an alternative to voting by mail, you may vote by telephone or via the Internet, as follows:

To vote by telephone:		To vote via the Internet:

(1)	Read the proxy statement and have your proxy card at hand.	(1)	Read the proxy statement and have your proxy card at hand.

(2)	Call the toll-free number that appears on your proxy card.	(2)	Go to the website that appears on your proxy card.

(3)	Enter the control number set forth on the proxy card and follow the simple instructions.	(3)	Enter the control number set forth on the proxy card and follow the simple instructions.

The Company encourages you to vote by telephone or via the Internet using the control number that appears on your enclosed proxy card. Voting by telephone or Internet will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

If you have any questions regarding the proposals or need assistance voting your shares, please contact AST, the Company’s proxy solicitor, toll-free at 1-800-284-7175.

If the Company does not receive your voting instructions, you may be contacted by the Company or by AST. The Company or AST will remind you to vote.

If you hold your shares in “street name” through a broker, bank or other nominee, you should contact your nominee with your instructions for attendance or voting at the Meeting. If you hold your shares in “street name” and you wish to vote in person at the Meeting, you must request your nominee to provide you with a legal proxy in order to vote your shares at the Meeting.

Important Notice Regarding the Availability of Proxy Materials
for the Annual General Meeting of Shareholders to be held on March 16, 2017.

This Notice, the Proxy Statement, and the Annual Report of the Company
for the fiscal year ended November 30, 2016, are available at www.asaltd.com/proxymaterial.

ASA GOLD AND PRECIOUS METALS LIMITED
400 South El Camino Real, Suite 710
San Mateo, California 94402

PROXY STATEMENT

ANNUAL GENERAL MEETING OF SHAREHOLDERS

March 16, 2017

SOLICITATION AND REVOCATION OF PROXIES

The enclosed proxy card is solicited by the Board of Directors (the “Board”) of ASA Gold and Precious Metals Limited (the “Company”) for use at the Annual General Meeting of Shareholders (the “Meeting”) to be held on March 16, 2017, at 10:00 a.m., Eastern Time, at the offices of K&L Gates LLP, 599 Lexington Avenue, 32nd Floor, New York, NY 10022 (the Meeting and any adjournments or postponements thereof are referred to herein as the “Meeting”). Shareholders who execute proxy cards or provide voting instructions by telephone or via the Internet may revoke them at any time before the proxy is used at the Meeting by delivering a duly executed proxy bearing a later date, by submitting a letter of revocation delivered to James Nash, Secretary, at ASA Gold and Precious Metals Limited, 400 South El Camino Real, Suite 710, San Mateo, California 94402 or to him or his designee at the Meeting, or by attending the Meeting and voting in person by ballot. If you hold shares through a broker, bank or other nominee, please consult your broker, bank or nominee regarding your ability to revoke voting instructions after such instructions have been provided.

The expense of preparing, assembling, printing and mailing the Proxy Statement, accompanying Notice, proxy card and any other material used for the solicitation of proxies by the Board will be paid by the Company. In addition to the solicitation of proxies by use of the mails, directors and officers of the Company may solicit proxies by telephone, electronic communications or personal contact, for which they will not receive any additional compensation. The Company has retained AST Fund Solutions, LLC (“AST”), 48 Wall Street, 22nd Floor, New York, NY 10005 to assist in the solicitation of proxies. Such solicitation will primarily be by mail and telephone. As compensation for such assistance, AST will receive a fee estimated at approximately $3,000. AST will also be reimbursed for out-of-pocket costs in connection with the solicitation. In addition, the Company will reimburse brokers, nominees and fiduciaries that are registered owners of shares of the Company for the out-of-pocket and clerical expenses of transmitting copies of the proxy materials to the beneficial owners of such shares. The approximate mailing date of this Proxy Statement, accompanying Notice, and the proxy card will be January 27, 2017.

The Annual Report of the Company for the fiscal year ended November 30, 2016 accompanies this Proxy Statement. If you have not received a copy of the Annual Report and would like to receive a copy free of charge, please contact ASA Shareholder Services at ASA Gold and Precious Metals Limited, 400 South El Camino Real, Suite 710, San Mateo, California 94402 or by telephone at 1-800-432-3378. You may also view the Annual Report on the Company’s website at www.asaltd.com/proxymaterial.

VOTING AT THE MEETING

Only registered shareholders as of the close of business on January 20, 2017 (the “Record Date”) will be entitled to vote at the Meeting. There were 19,289,905 common shares of the Company, par value $1.00 per share (“common shares”), outstanding on that date, each of which entitles the holder to one vote. Shareholders do not have appraisal rights in connection with the proposals in this Proxy Statement. Each valid proxy received at or before the Meeting will be voted at the Meeting in accordance with the instructions provided. If a shareholder has signed a proxy card but no instructions are indicated, the named proxies will vote FOR each of the following proposals: (i) to elect as directors each of the nominees listed on the proxy card and (ii) to approve the appointment of Tait, Weller & Baker LLP, an independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending November 30, 2017, and to authorize the Audit and Ethics Committee of the Board to set the independent auditors’ remuneration; and (iii) upon such other matters as may properly come before the Meeting.

Shareholders may provide their proxies by mail, by telephone, or via the Internet, or may vote in person at the Meeting. If your shares are registered in your name, the Company encourages you to provide your proxy by telephone by calling toll-free 1-800-652-VOTE (8683) or, if you have Internet access, via the Internet at www.investorvote.com/asa. When you provide your proxy by telephone or via the Internet, your instructions are recorded immediately and there is no risk that postal delays will cause your proxy to arrive late and therefore not be counted. If you hold your shares in “street name” through a broker, bank or other nominee, your nominee may allow you to provide voting instructions by telephone or via the Internet. Please consult the materials you receive from your nominee prior to providing your proxy by telephone or via the Internet. Shareholders who plan to attend the Meeting and vote in person should call 1-800-432-3378. If you hold your shares in “street name” and you wish to vote in person at the Meeting, you must request your nominee to provide you with a legal proxy in order to vote your shares at the Meeting. Shareholders who plan on attending the Meeting may be required to provide valid photographic identification, such as your driver’s license or passport, in order to gain admission. If you hold your shares in “street name” you may have to show identification, such as your driver’s license or passport, and satisfactory proof of ownership of shares in the Company, such as your voting instruction form (or a copy thereof) or a letter from your broker, bank or other nominee, or other nominee statement indicating ownership as of the close of business on January 20, 2017.

If you have any questions regarding the proposals or need assistance voting your shares, please contact the Company’s proxy solicitor, AST, toll-free at 1-800-284-7175.

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, the Company is not aware of any person or “group” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), owning beneficially more than 5% of the Company’s outstanding common shares, except as follows:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares
Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	2,300,925(1)	11.9%

(1) The number of shares shown is based solely on the amended Form 13F filed by Lazard Asset Management LLC on November 14, 2016, reflecting information as of September 30, 2016, according to which Lazard Asset Management LLC has sole voting and investment power over those shares.

QUORUM AND REQUIRED VOTING

One-third (1/3) of the Company’s outstanding common shares present in person or by proxy and entitled to vote constitutes a quorum at the Meeting. If, within five minutes from the time scheduled for the Meeting, a quorum of shareholders is not present, the Meeting shall stand adjourned until such other day, time and place as the Chairman of the Meeting may determine.

Assuming that a quorum is present at the Meeting, approval of each proposal to be acted upon at the Meeting requires the affirmative vote of a majority of the votes cast at the Meeting, whether in person or by proxy. Abstentions and “broker non-votes” (i.e., shares held by brokers, banks or other nominees for which (i) instructions have not been received from the beneficial owner or persons entitled to vote and (ii) the broker, bank or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present, but will be disregarded in determining the “votes cast” on a proposal. Therefore, abstentions and “broker non-votes” will have no effect on the vote for either proposal.

PROPOSAL 1:

TO ELECT THE COMPANY’S BOARD OF DIRECTORS

At its December 14, 2016 meeting, the Board, upon the recommendation of the Nominating Committee, nominated five individuals for election as directors, each to hold office as a director of the Company until the next Annual General Meeting of Shareholders. The five individuals are: David Christensen, Gary Glynn, Bruce Hansen, Mary Joan Hoene, and Robert Pilkington (collectively, the “Nominees”).

All of the Nominees currently serve as directors of the Company and each was elected to serve as a director of the Company at the 2016 Annual General Meeting of Shareholders.

Currently, the maximum number of directors is six. The Board may elect to fill the single vacancy on the Board upon identification of a qualified candidate. Any director appointed by the Board may serve until the next Annual General Meeting of Shareholders. Proxies cannot be voted for a greater number of persons than the Nominees.

Each Nominee has consented to being named in this Proxy Statement and to serve if elected. In the event that any of the Nominees is unable or declines to serve as a director, an event that management does not anticipate, proxies may be voted at the Meeting for the election of another person in his or her place or the Board may reduce the number of directors as provided in the Company’s Bye-Laws. The persons named as proxies on the enclosed proxy card relating to the Meeting will vote FOR the election of the Nominees unless the shareholder specifically indicates on his or her proxy card a desire to vote against or abstain from voting with respect to any Nominee.

The following list sets forth for each Nominee, his or her age, address, principal occupation and present positions with the Company, including any affiliations with the Company, the length of service with the Company and other directorships held. Unless otherwise noted, each Nominee has engaged in the principal occupation listed in the following table for five years or more. A more extensive discussion of each Nominee’s experience and qualifications can be found in the narrative description of the structure and leadership of the Board of Directors.

Name, Address(1) and Age	Position Held, Term of Office(2) and Length of Time Served	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years
Interested Nominee*:
David Christensen, 54	Director since 2008; President, Chief Executive Officer and Chief Investment Officer since February 2009	President, Chief Executive Officer and Chief Investment Officer of the Company since February 2009; Vice President – Investments from May 2007 to February 2009;	Formerly, Director of the Denver Gold Group, a non-profit mining industry association, 2010-2015.

Independent Nominees**:
Robert Pilkington, 71	Director since 2004 (ASA South Africa from 1979 to 2005)(3); Chairman since 2016	Retired; formerly, Investment banker and Senior Advisor of UBS Securities LLC and predecessor companies, 1985-2015.	Formerly, Director of Avocet Mining PLC, a gold mining company, 1996-2014.

Gary Glynn, 70	Director since 2013;	Retired.	Director of Taiwan Opportunities Fund Ltd. since 2012.

Bruce Hansen, 59	Director since 2014	Chief Executive Officer, General Moly, Inc. since 2007.	Director of Energy Fuels Inc. since 2006; Director of General Moly Inc. since 2007; Director and past Chairman (2011) of the Nevada Mining Association (a non-profit industry association) since 2010.

Mary Joan Hoene, 67	Director since 2014	Counsel, Carter Ledyard & Milburn LLP since 2010.	None

(1)	The address for each director is c/o ASA Gold and Precious Metals Limited, 400 South El Camino Real, Suite 710, San Mateo, California 94402.

(2)

Each director of the Company will serve as such until the next Annual General Meeting of Shareholders unless the director resigns, does not stand for re-election, or is disqualified. The Company’s executive officers serve until they are terminated or resign.

(3)

On November 19, 2004, ASA Limited, a South African public limited liability company and the predecessor company to the Company (“ASA South Africa”), was reorganized into the Company, a Bermuda exempted limited liability company.

*

An “interested person” of the Company, as such term is defined in the Investment Company Act of 1940, as amended (“1940 Act”), by reason of being an officer of the Company. Mr. Christensen is an interested person of the Company because he is the President, Chief Executive Officer and Chief Investment Officer of the Company.

**	Not an “interested person” of the Company (“Independent Director”).

Litigation Involving Directors

None of the Company’s directors, nor any affiliated person (as defined in the 1940 Act) of such directors, is a party to any material pending legal proceedings adverse to the Company or any of its affiliated persons (as defined in the 1940 Act), or has a material interest adverse to the Company or any of its affiliated persons (as defined in the 1940 Act).

Required Vote: The election of directors requires the affirmative vote of a majority of the votes cast at the Meeting.

The Board recommends that you vote FOR each Nominee.

EXECUTIVE OFFICERS

The current executive officers of the Company are David Christensen, whose biographical information is set forth above; Sara Heston (37), Vice President of Investments since December 2013; David Lin (38), Principal Financial Officer and Controller from September 2014 to December 2015 and Chief Financial Officer since December 2015; Jack Huntington (46), Chief Compliance Officer since September 2015; and James Nash (36), Secretary since March 2016 and Deputy Chief Compliance Officer since June 2016.

Prior to joining the Company in January 2010, Ms. Heston was an analyst with White River Investments for three years where she worked as a generalist with specific emphasis on the natural resources, education, financials and business services sectors. Previously, she spent three years as a technology analyst with Spinner Asset Management. Ms. Heston holds a BA in Economics from Vanderbilt University and an MBA from Columbia University.

Prior to joining the Company in September 2014, Mr. Lin was a Director of Finance for White Oak Global Advisors, LLC and Chief Financial Officer for White Oak Merchant Partners, LLC. Previously, he spent four years at Ernst & Young, most recently as an Audit Manager in the Asset Management practice. Mr. Lin received a BS in Economics from the University of California, Berkeley.

Foreside Fund Officer Services, LLC (“Foreside”), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, provides a Chief Compliance Officer and Corporate Secretary under a Fund CCO Agreement and Fund Corporate Secretarial Services Agreement, respectively, between Foreside and the Company. Messrs. Huntington and Nash are employed by Foreside.

Prior to joining Foreside in 2015, Mr. Huntington was a Senior Vice President at Citi for seven years, most recently serving as the Head of Citi’s Regulatory Administration Department. Mr. Huntington’s previous experience also includes roles as Senior Counsel at MetLife, and Associate in the Financial Services and Investment Management Practice Group at Dechert LLP. Mr. Huntington has a BA from the University of Connecticut and JD from Drake University Law School.

Prior to joining Foreside in 2016, Mr. Nash was an Associate in the Regulatory Services Department at JPMorgan Chase Bank, N.A. Mr. Nash’s previous experience includes fund administration and accounting roles at Pioneer Investments and State Street Bank and Trust. Mr. Nash holds a BA in Economics from Boston University and a JD from Suffolk University Law School.

On March 15, 2016, Mr. Huntington resigned as the Company’s Secretary and Mr. Nash was appointed as the Company’s Secretary.

Unless otherwise noted, the address of each executive officer is c/o ASA Gold and Precious Metals Limited, 400 South El Camino Real, Suite 710, San Mateo, CA 94402.

DIRECTOR AND EXECUTIVE OFFICER COMPENSATION

Each director receives an annual retainer fee of $20,000 for services as a director, and the Chairman of the Board receives an additional fee of $10,000. Each director receives a fee of $4,000 for attendance at each in-person meeting of the Board and $1,000 for attendance at each telephonic meeting of the

Board. The Chair of the Audit and Ethics Committee receives an annual fee of $4,000 for acting in that capacity, and the Chairs of each of the Compensation Committee and Nominating Committee receive an annual fee of $2,000 for acting in those capacities. A director may receive additional fees for providing additional services as a director at the request of the Board.

Directors elected to the Board prior to January 1, 2008 who retired after attaining the age of 70, and after having served a minimum of 12 years, are entitled to retirement benefits for life. The annual retirement benefit for eligible directors is equal to 75% of the annual retainer fee paid to active directors, as it may be increased from time to time. Directors elected to the Board prior to January 1, 2008 retiring before attaining the age of 70 are entitled to such retirement benefit for the lesser of life or the number of years they served as directors. The Company discloses as a liability in its financial statements the retirement benefits due to current and future retired directors. Under the May 12, 2009 restated retirement plan, a director whose first election to the Board occurred on or after January 1, 2008 is not eligible to receive retirement benefits.

The following tables provide a summary of the compensation and benefits for the directors and the three most highly compensated executive officers of the Company for the fiscal year ended November 30, 2016:

Director Compensation

Director	Aggregate Compensation from the Company	Estimated Annual Pension Benefit Upon Retirement
Robert Pilkington	$44,333	$15,000
Gary Glynn	$45,667	N/A
Bruce Hansen	$43,000	N/A
Mary Joan Hoene	$41,000	N/A
David Christensen(1)	$39,000	N/A

(1)	Mr. Christensen is an interested director of the Company.

Executive Officer Compensation

	A	B	C	D	E
Name & Position	Aggregate Compensation (B, C, D & E)(1)	Base Compensation(2)	Bonus Paid(3)	Deferred Bonus Payable Based on 2014 Performance(3)	All Other Compensation
David Christensen, President, Chief Executive Officer and Chief Investment Officer(4),(5)	$759,198	$409,198	$245,000	$105,000	See Note 5.
Sara Heston, Vice President of Investments(6)	$341,950	$172,950	$130,000	$39,000	N/A
David Lin, Chief Financial Officer	$266,367	$206,367	$60,000	N/A	N/A

(1) Except as otherwise noted, aggregate compensation listed in Column A is the sum of the amounts shown in Columns B-E. In the event the Company terminates the employment of any of the executive officers other than for cause (except in connection with the winding-up and liquidation of the Company) or the executive officer resigns his or her employment for good reason, the Company will pay the executive officer a sum equal to 60% of his or her then-effective annual salary (100% of his or her then-effective annual salary in the event of the executive officer’s termination of employment in connection with a winding-up and liquidation of the Company).

(2) “Base Compensation” reflects the executive officer’s base salary and a 401(k) plan safe harbor contribution in the amount of 3% on both the officer’s annual salary and bonus, up to certain statutory limitations. For Mr.

Christensen, Base Compensation also includes one-third of the $3,745 premium paid by the Company for a life insurance policy on Mr. Christensen’s life. In the event of Mr. Christensen’s death, the Company would receive two-thirds of the proceeds, and Mr. Christensen’s beneficiaries would receive one-third of the proceeds.

(3) Cash bonuses may be awarded to the executive officers in the Board’s discretion. Through fiscal year 2014, seventy percent of any cash bonus awarded to certain executive officers vested immediately and was paid by the Company, usually in the first quarter of the following fiscal year. Thirty percent of any such cash bonus awarded was deferred for two years from the grant date and generally would vest only if that executive officer was still employed by the Company on the second anniversary of the grant date. On June 23, 2015, the Board discontinued the Company’s deferred compensation program for all executive officers other than Mr. Christensen.

(4) Mr. Christensen was awarded a $350,000 bonus for the fiscal year 2016. As discussed in Note 3 above, seventy percent of Mr. Christensen’s fiscal year 2016 bonus, or $245,000, vested immediately and will be paid during the first fiscal quarter of 2017. This amount is shown in Column C. Thirty percent of the bonus, or $105,000, was deferred for two years and will vest on the second anniversary of the grant date, unless he is terminated for cause or resigns not for “good reason” before that time. Column D shows the deferred portion of the bonus awarded to Mr. Christensen for fiscal year 2014 that vested on the second anniversary of the grant date, and will be paid during the first fiscal quarter of 2017.

(5) Mr. Christensen also received compensation as an Interested Director of the Company in the amount of $39,000, as noted in the “Director Compensation” table. This amount is not included in the Aggregate Compensation shown in Column A.

(6) Ms. Heston was awarded a $130,000 bonus for the fiscal year 2016. One hundred percent of Ms. Heston’s bonus, or $130,000, vested immediately and will be paid during the first fiscal quarter of 2017. This amount is shown in Column C. Column D shows the deferred portion of the bonus awarded to Ms. Heston for fiscal year 2014 that vested on the second anniversary of the grant date, and that will be paid in the first fiscal quarter of 2017.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth, as of the Record Date, certain information regarding the beneficial ownership of common shares of the Company by each director, each executive officer, and all directors, and executive officers as a group, including the dollar range of the value of equity securities beneficially owned by each director and executive officer.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage of Outstanding Shares	Aggregate Dollar Range of Share Ownership(2)
Interested Director/Executive Officer:
David Christensen	6,950	*	$50,000-$100,000
Independent Directors:
Gary Glynn	4,000	*	$10,000-$50,000
Robert Pilkington	9,000	*	Over $100,000
Mary Joan Hoene	4,200	*	$50,000-$100,000
Bruce Hansen	1,000	*	$10,000-$50,000
Other Executive Officers:
Jack Huntington	None	N/A	N/A
Sara Heston	2,513	*	$10,000-$50,000
David Lin	None	N/A	N/A
James Nash	None	N/A	N/A
All Directors and Executive Officers as a group:	27,663	*	N/A

(1)	Each individual has sole voting and investment power over the shares shown opposite his or her name.

(2)	Valuation as of the Record Date.

*	The common shares shown for this individual or group, as applicable, constituted less than 1% of the Company’s outstanding common shares.

BOARD OF DIRECTORS

Leadership Structure and Qualifications of Board of Directors

The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. The Board is currently composed of five members, four of whom are Independent Directors. If each of the Nominees is elected, this structure will not change. The Board has elected an Independent Director, Mr. Pilkington, to serve as Chairman. The Chairman: (i) coordinates the activities of the directors and leads the directors at Board meetings; (ii) works with the Company’s executive officers, including the Company’s Chief Compliance Officer, the Company’s legal counsel, and the Chairs of the Board’s Committees, as necessary, to determine the agenda for Board and Committee meetings; (iii) serves as the principal contact for and facilitates communication between the Independent Directors and the Company’s management; and (iv) performs any other duties that the Board may delegate to the Chairman. The Chairman also presides at separate meetings of the Independent Directors where various matters, including those being considered at Board meetings, are discussed.

The Board meets in person at regularly scheduled meetings four times throughout the year. In addition, the directors may meet in person or by telephone at special meetings or on an informal basis at other times. As described below, the Board has established three standing Committees: Compensation Committee, Audit and Ethics Committee, and Nominating Committee. In addition, the Board may establish non-standing Board Committees from time-to-time. The Board also serves as the Company’s foreign custody manager in overseeing the custody of the Company’s assets outside of the U.S.

The directors have determined that the Board’s leadership structure, taking into account, among other things, its Committee structure, which permits certain areas of responsibility to be allocated to the Independent Directors, and the role of its Chairman described above, are appropriate in light of the Company’s internal management and the relatively small size of the Company’s organization. The Board believes that this structure enhances the Board’s oversight of, and independence from, management, the ability of the Board to carry out its responsibilities on behalf of the shareholders, and the Company’s overall corporate governance.

The Board has concluded that, based on each director’s experience, qualifications, character, integrity, attributes, and skills on an individual basis and in combination with those of the other nominees, each director should serve as a director. Among other attributes common to all directors is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other directors and management of the Company, and to exercise reasonable business judgment in the performance of their duties as directors. In addition, the Board has taken into account the actual service and commitment of the directors during their tenure in concluding that each should continue to serve. A director’s ability to perform his or her duties effectively may have been attained through: (i) business, consulting, public service, or academic positions; (ii) a director’s educational background or professional training; (iii) experience from service as a director of the Company, other public companies, non-profit entities or other organizations; or (iv) other relevant experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each director that supports the conclusion that each person should serve as a director.

Mr. Christensen was nominated to be a director of the Company given his role as Chief Executive Officer and his experience in the gold and precious metals and financial services industries. Prior to joining the Company as an officer in 2007, Mr. Christensen was Vice President, Corporate Development at Gabriel Resources Ltd., a gold mining company; a Director of Fundamental Equity Research for Credit Suisse First Boston; Global Coordinator of Mining Research at Merrill Lynch; and Portfolio Manager of Franklin Gold and Precious Metals Fund for Franklin Templeton Group. He was a director of Hecla Mining Company from 2002 to 2011 and a director of the Denver Gold Group from 2010 to 2015.

Mr. Pilkington was nominated to be a director of the Company given his experience in the gold and precious metals and financial services industries. Mr. Pilkington is a retired investment banker who previously served as Senior Advisor of UBS Securities LLC and its predecessor companies. He was also a director of Avocet Mining PLC, a gold mining company, from 1996 to 2014.

Mr. Glynn was nominated to be a director of the Company given his extensive finance and investment management experience. Mr. Glynn previously served as President and Chief Investment Officer for the U.S. Steel and Carnegie Pension Fund. He is also a director for the Taiwan Opportunities Fund Limited, a Bermuda registered investment company. Mr. Glynn was a Trustee of the Steelworkers Pension Trust from 2009-2011.

Mr. Hansen was nominated to be a director of the Company given his extensive mining company and finance experience. Mr. Hansen has been Chief Executive Officer of General Moly, Inc., a U.S.-based molybdenum mining company located in Lakewood, Colorado, since 2007. Prior to that, Mr. Hansen served in various senior executive positions at Newmont Mining Corporation, including as Senior Vice President, Operations Services and Development from 2005-2007 and Senior Vice President and Chief Financial Officer at Newmont from 1999 to 2005.

Ms. Hoene was nominated to be a director of the Company given her extensive legal, compliance and regulatory experience in the securities and investment management industry. She has been Counsel in the Corporate Department of Carter Ledyard & Milburn LLP since 2010, having previously served as Partner from 1999-2004. She served as Senior Vice President & Independent Chief Compliance Officer for Columbia Funds, Liberty All-Star Funds, Galaxy Funds, BACAP Registered Hedge Fund and Columbia Multi-Strategy Hedge Fund (Bank of America Corporation) in Boston, MA from 2004-2007. Ms. Hoene has held senior positions at the Securities Exchange Commission and several large financial services companies. She also led the legal development of the first exchange traded gold securities product from 2002 to 2004.

Risk Oversight

The Board is responsible for oversight of the risks associated with the Company’s operations including investment, compliance, operational, and valuation risks. Risk oversight is addressed as part of various regular Board and Committee activities. Day-to-day risk management functions are the responsibility of the Company’s management and service providers (depending on the nature of the risk), who carry out the Company’s investment management and business affairs. Management and service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider has its own interest in risk management, and its policies and methods of risk management will depend on its functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Company or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board, directly or through its Committees, interacts with and reviews reports from, among others, the Company’s Chief Executive Officer, Chief Financial Officer and Chief Compliance Officer, the Company’s independent registered public accounting firm, Company counsel, and service providers, as appropriate, regarding risk management and compliance matters.

BOARD COMMITTEES

Audit and Ethics Committee

The current members of the Audit and Ethics Committee are Messrs. Hansen (Chair), Glynn, and Pilkington and Ms. Hoene, each of whom is an Independent Director (and an independent director as that term is defined in the rules of the New York Stock Exchange (the “NYSE”)). The Board has determined that Mr. Hansen is qualified to serve as Audit Committee financial expert. The Audit and Ethics Committee acts pursuant to a written charter, a current copy of which is available on the Company’s website at www.asaltd.com. The responsibilities of the Audit and Ethics Committee include overseeing: (i) the Company’s accounting and financial reporting policies and practices; (ii) the Company’s internal controls and procedures; (iii) the integrity, quality and objectivity of the Company’s financial statements and the audit thereof; and (iv) the Company’s compliance with legal and regulatory requirements. The Audit and Ethics Committee is directly responsible for the selection, compensation, oversight and, when appropriate, termination of the Company’s independent auditors (subject to ratification of the selection by a majority of the Independent Directors and appointment by shareholders). Attached as Appendix A is a copy of the Company’s Audit and Ethics Committee Report with respect to the Company’s audited financial statements for the fiscal year ended November 30, 2016.

Compensation Committee

The current members of the Compensation Committee are Ms. Hoene (Chair) and Messrs. Glynn, Pilkington, and Hansen, each of whom is an Independent Director. It is the responsibility of the Committee to make recommendations to the Board regarding compensation of the Company’s executive officers and members of the Board. The Committee considers criteria as deemed relevant to the compensation of the Chief Executive Officer and other officers of the Company; reviews at least annually the compensation and performance of the Chief Executive Officer; considers, in consultation with the Chief Executive Officer, the compensation and performance of other officers; makes recommendations to the Board with respect to compensation of the Chief Executive Officer and other officers; and periodically reviews director compensation and makes recommendations to the Board with respect to the form and amount of such compensation.

In making recommendations to the Board with respect to compensation of the Chief Executive Officer and other officers, the Compensation Committee takes into account the Company’s investment strategy and internally managed structure. When determining bonuses, the Compensation Committee considers, among other things, the total return of the Company’s portfolio holdings over time relative to industry indices, the Company’s performance in light of the current gold and precious metals markets and the overall economic environment. The Compensation Committee also considers additional responsibilities of the Chief Executive Officer that are inherent to the Company’s internal management. For example, along with portfolio investment decisions and oversight, the Chief Executive Officer is responsible for the day-to-day management of the Company’s business, including budgets and expenses, managing employees and interactions with directors, risk management and compliance and addressing other business concerns beyond the traditional role of a portfolio manager or president of an externally managed closed-end fund. All employees are expected to work effectively together as a team. The Committee also recognizes that the Company does not engage an investment adviser and pay an advisory fee based on a percentage of its assets, which expense (in terms of dollars paid) would automatically increase or decrease with the fluctuations in value of its portfolio holdings. Instead, the Company bears all costs of its operations directly. When values of the Company’s portfolio holdings decrease significantly, as in early 2016, the relatively fixed costs of operations will result in an increase in its expense ratio.

During the fiscal year 2016, the Board and Compensation Committee conducted an analysis of performance metrics and decided to include the Company’s annual total returns for the past one, three, five, and ten year periods compared to returns of the Company’s benchmark in the Company’s annual report. The Board believes this information will be useful to shareholders as it provides some additional indication of the potential risks and benefits of investing in the Company over time.

Nominating Committee

The current members of the Nominating Committee are Messrs. Glynn (Chair), Pilkington and Hansen and Ms. Hoene, each of whom is an Independent Director. The Nominating Committee is responsible for identifying qualified candidates for the Board and the Committees of the Board. The Nominating Committee acts pursuant to a written charter, a current copy of which is available on the Company’s website at www.asaltd.com. The responsibilities of the Nominating Committee include: (i) considering and evaluating the structure, composition and membership of the Board and each of its Committees; (ii) evaluating and recommending the persons to be nominated by the Board for election as directors at the next Annual General Meeting of Shareholders and to fill vacancies on the Board as necessary; and (iii) evaluating and recommending directors to serve as members of the Committees of the Board.

INFORMATION REGARDING THE COMPANY’S PROCESS FOR NOMINATING
DIRECTOR CANDIDATES

The Nominating Committee will recommend to the Board candidates for new or vacant Board positions based on its evaluation of which potential candidates are most qualified to serve and protect the interests of the Company’s shareholders and to promote the effective operations of the Board. In considering director candidates, the Nominating Committee may take into account a variety of factors, including whether the candidates: (i) are of the highest character and integrity; (ii) have distinguished records in their primary careers; (iii) have substantial experience and breadth of knowledge which is of relevance to the Company, particularly relating to gold and other precious minerals, finance, securities law, the workings of the securities markets, or investment management; (iv) have sufficient time available to devote to the affairs of the Company in order to fulfill their duties and responsibilities, including service on Board Committees; (v) are committed to working collaboratively with other members of the Board in promoting the best long-term interests of shareholders; (vi) qualify as Independent Directors; and (vii) are free of any conflicts of interest that would interfere with the proper performance of their duties as directors. The Nominating Committee has not adopted any specific diversity policy, but will take into account in its consideration of new candidates to the Board, whether a candidate’s background, experience and skills will contribute to the diversity of the Board and such other factors as the Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions. Different substantive areas may assume greater or lesser significance at particular times, in light of the Board’s present composition and the Nominating Committee’s (or the Board’s) perceptions about future issues and needs.

The Committee considers candidates from any source deemed appropriate by the Committee, including: (i) the Company’s current directors; (ii) the Company’s officers; and (iii) the Company’s shareholders. The Committee will not consider self-nominated candidates. The Committee may, but is not required to, retain a third party search firm to identify potential candidates.

The Nominating Committee will consider nominees recommended by shareholders on the basis of the same criteria used to consider and evaluate candidates recommended by other sources. Shareholders may send resumes of recommended persons to the Chair–Nominating Committee, c/o ASA Gold and Precious Metals Limited, 400 South El Camino Real, Suite 710, San Mateo, California 94402. The shareholder recommendation must be received at the above address no later than September 28, 2017 to be considered for the 2018 Annual General Meeting of Shareholders. The shareholder recommendation must be accompanied by all information relating to such candidate that is required to be disclosed in solicitations of proxies for the election of directors. The recommendation should also include information sufficient to determine whether the candidate could serve as an Independent Director. In addition, the shareholder recommendation must be accompanied by the written consent of the candidate to stand for election if nominated by the Board and to serve if elected by the shareholders.

DIRECTOR ATTENDANCE AT MEETINGS

During the fiscal year ended November 30, 2016, there were seven meetings of the Board, six meetings of the Audit and Ethics Committee, five meetings of the Compensation Committee, and two meetings of the Nominating Committee. Each director attended 100% of the meetings of the Board, and each director attended 100% of the meetings of the Committees on which he or she served.

Although the Company does not have a policy on director attendance at the Annual General Meetings of Shareholders, directors are encouraged to attend. The 2016 Annual General Meeting of Shareholders was attended by all of the Company’s directors.

SHAREHOLDER COMMUNICATIONS

Shareholders may send written communications to the Company’s Board or to an individual director by mailing such correspondence to the Board or to the individual director, c/o ASA Gold and Precious Metals Limited, 400 South El Camino Real, Suite 710, San Mateo, California 94402. Such

communications must be signed by the shareholder and identify the number of shares held by the shareholder. Properly submitted shareholder communications will, as appropriate, be forwarded to the entire Board or to the individual director. Any shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act must also meet all the requirements of Rule 14a-8. See “Shareholder Proposals” below.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act require the Company’s directors, officers and persons who beneficially own more than 10% of the Company’s common shares to file reports of ownership of the Company’s shares and changes in such ownership on Forms 3, 4, and 5 with the Commission. Such persons are required by Commission regulations to furnish the Company with copies of all such filings. Based solely upon a review of the copies of such forms furnished, the Company does not know of any director, officer or person who beneficially owns more than 10% of the Company’s common shares who, during the Company’s last fiscal year, failed to file on a timely basis the required reports.

PROPOSAL 2:

RATIFICATION AND APPROVAL OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS AND AUTHORIZATION OF THE AUDIT AND ETHICS COMMITTEE OF THE BOARD TO SET THE AUDITORS’ REMUNERATION

In accordance with Section 89 of the Companies Act 1981 of Bermuda (the “Companies Act”), the Company’s shareholders have the authority to appoint the Company’s independent auditors and to authorize the Audit and Ethics Committee of the Board of Directors to set the auditors’ remuneration. The Audit and Ethics Committee has nominated Tait, Weller & Baker LLP (“TWB”), Philadelphia, PA, an independent registered public accounting firm, to serve as the Company’s independent auditors to audit the accounts of the Company for the fiscal year ending November 30, 2017. TWB served as independent auditors to the Company for the fiscal year ending November 30, 2016. The Board, including a majority of the Independent Directors, has ratified TWB’s nomination and has directed that TWB’s selection be submitted to the Company’s shareholders for ratification and approval of appointment.

In the opinion of the Audit and Ethics Committee, the services provided by TWB are compatible with maintaining the independence of the Company’s independent registered public accounting firm. TWB has informed the Company that, in its professional judgment, it is not aware of any relationships between TWB and the Company that may reasonably be thought to influence its independence.

A representative of TWB is expected to be present at the Meeting to respond to appropriate questions and will be given the opportunity to make a statement if he or she desires to do so.

Neither the Company nor anyone acting on its behalf consulted with TWB at any time prior to TWB’s initial selection by the Audit and Ethics Committee with respect to the application of accounting principles to any transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s accounts.

Audit and Non-Audit Fees

Aggregate fees charged by TWB for professional services rendered to the Company for the fiscal years ended November 30, 2016 and November 30, 2015 are set forth below:

	Fiscal Year 2016	Fiscal Year 2015
Audit Fees	$50,000	$50,000
Audit-Related Fees	0	0
Tax Fees	5,000	5,000
All Other Fees	0	0

Total	$55,000	$55,000

Audit Fees include the aggregate fees billed for professional services rendered by TWB for the audit of the Company’s annual financial statements and review of the semi-annual financial statements and services rendered in connection with statutory or regulatory filings, including the annual and semi-annual reports.

Audit-Related Fees include the aggregate fees billed for assurance and related services by TWB that are reasonably related to the performance of the audit or review of the financial statements.

Tax Fees include the aggregate fees billed for professional services rendered by TWB in connection with tax compliance, tax advice and tax planning. The figures for 2016 and 2015 include fees billed for U.S. tax advisory services.

All Other Fees include the aggregate non-audit fees not disclosed above that were billed for projects and services provided by TWB.

The aggregate fees charged by TWB for non-audit services rendered to the Company for each of the fiscal years ended November 30, 2016 and November 30, 2015 were $5,000.

Policy on Audit and Ethics Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditors

The Audit and Ethics Committee of the Company has the sole authority to pre-approve all audit and non-audit services to be provided by the independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. During the fiscal year ended November 30, 2016, there were no services included in Audit-Related Fees, Tax Fees and All Other Fees that were approved by the Audit and Ethics Committee pursuant to the de minimis exception provided in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. Any individual project that does not exceed $25,000 may be pre-approved by the Chair of the Audit and Ethics Committee. Any such pre-approval by the Chair of the Audit and Ethics Committee must be presented to the full Committee at its next scheduled meeting. Any proposed services exceeding that cost level require specific pre-approval by the Audit and Ethics Committee. Pre-approval of audit and non-audit services shall not be required if the engagement to render the services is entered into pursuant to pre-approved policies and procedures established by the Audit and Ethics Committee, provided the Committee is informed of each such service. The Audit and Ethics Committee has not established such policies and procedures.

Required Vote: The ratification and approval of the appointment of the Company’s independent auditors and the authorization for the Audit and Ethics Committee to set the auditors’ remuneration requires the affirmative vote of a majority of the votes cast at the Meeting.

The Board recommends that you vote FOR Proposal 2.

PRESENTATION OF FINANCIAL STATEMENTS

In accordance with Section 84 of the Companies Act, the Company’s audited financial statements for the fiscal year ended November 30, 2016 will be made available at the Meeting. There is no requirement under Bermuda law that such statements be approved by the shareholders, and no such approval will be sought at the Meeting.

ADDITIONAL INFORMATION

The principal executive office of the Company is located at 400 South El Camino Real, Suite 710, San Mateo, California 94402. The Company is internally managed and does not engage an outside investment adviser.

ALPS Alternative Investment Services, LLC, located at 2699 South Bayshore Drive, 9th Floor, Miami, FL 33133, provides fund accounting services to the Company.

SHAREHOLDER PROPOSALS

In order for a shareholder proposal to be included in the Company’s proxy statement and proxy card for the 2018 Annual General Meeting, the proposal must be received no later than September 28, 2017. The timely submission of a proposal does not guarantee its inclusion in the Company’s proxy materials. If a shareholder wishes to present a proposal or nomination of a person as a director for consideration at the 2018 Annual General Meeting without inclusion of such proposal or nomination in the Company’s proxy statement and proxy card, the notice of such proposal or nomination must be received no later than December 12, 2017.

Bermuda law provides that only registered shareholders holding not less than 5% of the total voting rights in the Company or 100 registered shareholders together may require that a proposal be submitted to an annual general meeting. Generally, notice of such a proposal must be deposited at the registered office of the Company (ASA Gold and Precious Metals Limited, Canon’s Court, 22 Victoria Street, Hamilton HM 12, Bermuda) no less than six weeks before the date of the meeting, unless the meeting is subsequently called for a date six weeks or less after the notice has been deposited.

OTHER MATTERS

The management of the Company knows of no other business that will be presented for consideration at the Meeting. If, in his discretion, the Chairman determines that other business has properly come before the Meeting that requires a vote of the shareholders, the persons named as proxies will vote thereon in accordance with their best judgment.

January 27, 2017

APPENDIX A

ASA GOLD AND PRECIOUS METALS LIMITED

AUDIT AND ETHICS COMMITTEE REPORT

The Audit and Ethics Committee (the “Committee”) of the Board of Directors (the “Board”) of ASA Gold and Precious Metals Limited (the “Company”) was created to assist the Board in its oversight of matters relating to accounting and financial reporting, internal control over financial reporting, the integrity, quality and objectivity of the Company’s financial statements and the independent audit thereof, the Company’s independent auditors, and certain legal and regulatory compliance. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit. The independent auditors report directly to the Committee and are ultimately accountable to the Board and the Committee. It is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. In carrying out its responsibilities, the members of the Committee are entitled to rely, in good faith, on: (i) the integrity of those persons and organizations inside and outside the Company from which the Committee receives information; and (ii) the accuracy of the financial and other information provided and representations made to the Committee by such persons or organizations.

In addition, the Board and the Committee have reviewed and discussed the Company’s audited financial statements with management and with Tait, Weller & Baker, LLP (“TWB”), the Company’s independent auditors. The Committee has discussed with TWB the matters required to be discussed pursuant to Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16, and have received the written disclosures and the letter from TWB required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Committee concerning independence. The Committee has discussed with TWB its independence.

Based upon this review and related discussions, and subject to the limitation on the role and responsibilities of the Committee set forth in the Audit and Ethics Committee Charter, the Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report for the fiscal year ended November 30, 2016.

This report has been approved by all of the members of the Committee (whose names are listed below), each of whom has been determined to be independent as defined in the New York Stock Exchange’s listing standards.

January 12, 2017

Bruce Hansen (Chair)
Gary Glynn
Robert Pilkington
Mary Joan Hoene

ASA GOLD AND PRECIOUS METALS LIMITED
IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Time, on March 16, 2017.

Vote by Internet
•	Go to www.investorvote.com/asa
•	Or scan the QR code with your smartphone
•	Follow the steps outlined on the secure website

Vote by telephone
•	Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
•	Follow the instructions provided by the recorded message
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

ASA Gold and Precious Metals Limited — Annual General Meeting Proxy Card

▼ IF YOU HAVE NOT RETURNED YOUR PROXY VIA THE INTERNET OR BY TELEPHONE, DETACH ALONG THE PERFORATION, AND MARK, SIGN, DATE AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

 A  PROPOSALS — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSAL 2.

1.	Election of Directors:	For	Against	Abstain			For	Against	Abstain
	01 - David Christensen	☐	☐	☐	2.	To ratify and approve the appointment of Tait, Weller & Baker LLP, an independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending November 30, 2017, and to authorize the Audit and Ethics Committee of the Board of Directors to set the independent auditors’ remuneration.	☐	☐	☐

	02 - Gary Glynn	☐	☐	☐

	03 - Bruce Hansen	☐	☐	☐	3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment or postponement of the Meeting.

	04 - Mary Joan Hoene	☐	☐	☐

	05 - Robert Pilkington	☐	☐	☐

 B   Non-Voting Items

Change of Address — Please print new address below.

C Meeting Attendance	☐
Mark box to the right if you plan to attend the Annual Meeting.

 D   Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name appears on this proxy. Joint shareholders should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian or custodian, please give full title. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person indicating title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

1 U P X

02I14A

ASA Gold and Precious Metals Limited

RETURN YOUR PROXY VIA THE INTERNET OR BY TELEPHONE

Dear Shareholder:

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.

ASA Gold and Precious Metals Limited encourages you to return your proxy electronically via the Internet or by telephone, both of which are available 24 hours per day, seven days per week. If you return your proxy electronically via the Internet or by telephone, you do NOT need to mail your proxy card.

•	To return your proxy electronically via the Internet, go to the website: www.investorvote.com/asa and follow the prompts. You must use the information printed in the title bar on the reverse side of this card.

•	To return your proxy by telephone, use a touch-tone telephone and call toll free 1-800-652-VOTE (8683). You must use the information printed in the title bar on the reverse side of this card.

If you have any questions regarding the proposals or need assistance returning your proxy, please contact AST Fund Solutions, LLC, which is assisting ASA Gold and Precious Metals Limited, at 1-800-284-7175 (call toll-free).

Thank you for your prompt attention to this request.

▼ IF YOU HAVE NOT RETURNED YOUR PROXY VIA THE INTERNET OR BY TELEPHONE, DETACH ALONG THE PERFORATION, AND MARK, SIGN, DATE AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

ASA Gold and Precious Metals Limited — Annual General Meeting Proxy Card

This proxy is being solicited on behalf of the Board of Directors of ASA Gold and Precious Metals Limited (the “Company”).

The undersigned hereby appoints as proxies David Lin and Jack Huntington, and each of them (with power of substitution), to vote all of the undersigned’s shares in the Company held on the record date at the Annual General Meeting of Shareholders to be held on March 16, 2017 at 10:00 a.m., Eastern Time, at the offices of K&L Gates LLP, 599 Lexington Avenue, 32nd Floor, New York, NY 10022, and any adjournment or postponement thereof (the “Meeting”), with all the power the undersigned would have if personally present.

The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” each Proposal, with discretionary power to vote upon such other business as may properly come before the Meeting.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED AS THE BOARD RECOMMENDS.

(Continued, and please sign, on reverse side.)